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                                                As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                Registration No. 033-39170



            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

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                               VARIABLE ACCOUNT A

                         SUPPLEMENT TO THE PROSPECTUSES:

        ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY DATED OCTOBER 21, 2005 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY DATED OCTOBER 24, 2005
    ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY DATED OCTOBER 24, 2005
                   GALLERY VARIABLE ANNUITY DATED MAY 1, 2002
                   PROFILE VARIABLE ANNUITY DATED MAY 1, 2002

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         American International Life Assurance Company of New York ("AI Life")
is amending certain of its contract prospectuses for the purpose of providing you with information regarding the proposed acquisition of AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio (collectively referred to as the "Portfolios") by AllianceBernstein U.S. Government/High Grade Securities Portfolio ("U.S. Government/High Grade Securities Portfolio"), all of which are underlying funds of the contracts' variable investment options.

         AI Life has received notification that the Board of Directors of the Portfolios has approved a Plan of Acquisition and Liquidation pursuant to which the Portfolios will be acquired by U.S. Government/High Grade Securities Portfolio (the "Acquisition"), and the Portfolios will terminate. All the Portfolios and U.S. Government/High Grade Securities Portfolio are series of the AllianceBernstein Variable Products Series Fund, Inc. ("Trust"). The Acquisition does not require approval by the Portfolios' shareholders. The Acquisition is proposed to become effective early in the second quarter of 2008, with an expected closing date of April 25, 2008 ("Acquisition Date").

         After 4:00 p.m. Eastern Time ("ET") on the Acquisition Date, all Contract owner Accumulation Unit values in the variable investment options supported by the Portfolios will be automatically transferred into the variable investment option supported by the U.S. Government/High Grade Securities Portfolio. Also after 4:00 p.m. ET on the Acquisition Date, the U.S. Government/High Grade Securities Portfolio will change its name to AllianceBernstein Intermediate Bond Portfolio and broaden its investment policies.

         Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Portfolios' or the U.S. Government/High Grade Securities Portfolio's variable investment options after 4:00 p.m. ET on the Acquisition Date, such transaction will not be in good order, and we will obtain alternate instructions from you prior to executing the transaction.

         Neither our automatic transfer of the Accumulation Unit value to the AllianceBernstein Intermediate Bond Portfolio, nor your transfer of assets out of any of the Portfolios or the U.S. Government/High Grade Securities Portfolio prior to the Acquisition Date or out of the AllianceBernstein Intermediate Bond Portfolio within 60 days after the Acquisition Date, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of the US Mail Policy.

         For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the name of the Portfolios' variable investment options or the name U.S. Government/High Grade Securities Portfolio's variable investment option.

         Should you have any questions, please contact our Variable Annuity Service Center between the hours of 8:45 a.m. and 7:00 p.m. ET, Monday through Friday, at 1-800-255-8402.


                Please keep this supplement with your prospectus


Dated:  April 1, 2008


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